                            NTS MORTGAGE INCOME FUND
                            10172 Linn Station Road
                           Louisville, Kentucky 40223




May 1, 1997

DEAR STOCKHOLDER:

 We invite you to attend the Eighth Annual Meeting of Stockholders of NTS Mortgage Income Fund ("Fund") to be held at the executive offices of the Fund at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223 on June 19, 1997 at 10:00 a.m.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Fund. Directors and Officers of the Fund as well as representatives of Arthur Andersen LLP will be present to respond to any questions you may have.

Your vote is important, regardless of the number of shares you own.
ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

J.D. NICHOLS
Chairman of the Board

                           NTS MORTGAGE INCOME FUND
                            10172 Linn Station Road
                           Louisville, Kentucky 40223



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 19, 1997


To the Stockholders of NTS Mortgage Income Fund:

The Annual Meeting of Stockholders (the "Meeting") of NTS Mortgage Income Fund, a Delaware corporation (the "Fund"), will be convened in Louisville, Kentucky on June 19, 1997 at the executive offices of the Fund, 10172 Linn Station Road, Louisville, Kentucky, at 10:00 a.m. Eastern time (the "Meeting Date") pursuant to this notice. All Stockholders are entitled to attend the Meeting if they so elect. The Fund will solicit proxies, pursuant to the enclosed Proxy statement, for use at the Meeting on the Meeting Date. The Fund expects that a quorum will be present on the Meeting Date and that the matters to be considered by the Stockholders at the Meeting will be acted upon then. The Annual Meeting of Stockholders will be held for the following purposes:

            1. To elect five  Directors  to hold  office  until the next  Annual
               Meeting of Stockholders or until their successors are elected and qualified:

            2.  To approve the designation of auditors for 1997; and

            3. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on April 22, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person, please fill in, sign and return the enclosed form of proxy. Thank you very much.


JOHN W. HAMPTON
Secretary and Treasurer


THE FUND'S 1996 ANNUAL REPORT IS BEING MAILED TO STOCKHOLDERS CONCURRENTLY.

                            NTS MORTGAGE INCOME FUND
                            10172 Linn Station Road
                           Louisville, Kentucky 40223


            PROXY STATEMENT

            This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of NTS Mortgage Income Fund (the "Fund") of proxies to be voted at the Eighth Annual Meeting of Stockholders (the "Meeting") when it is convened on Thursday, June 19, 1997 at 10:00 a.m. (the "Meeting Date"), or any subsequent adjournment thereof, at the principal executive offices of the Fund, at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223.

            The Proxies solicited by the fund pursuant to this proxy statement are solicited for use at the meeting when convened on the meeting date and any subsequent adjournments and may not be used for any purpose, including the determination of whether a quorum is present, prior to the meeting date. therefore, it is anticipated that the business of the fund to be considered at the meeting, with respect to which proxies are solicited pursuant to this proxy statement will be addressed on the meeting date.

            The by-laws of the Fund (the "By-Laws") require that the Annual Meeting of Stockholders of the Fund for any year be held not less than thirty
(30) days after delivery of the Annual Report, but within six (6) months after the end of each fiscal year unless extended due to the inability to hold the meeting within such time, in which case it shall be held as soon as practicable thereafter. Therefore, the 1996 Annual Meeting of Stockholders of the Fund will be convened on June 19, 1997 (the "Meeting Date").

            The solicitation of proxies will be by mail and the cost will be borne directly by the Fund. Upon request, the Fund will reimburse banks, brokers, nominees and related fiduciaries for reasonable expenses incurred by them in sending annual reports and proxy materials to beneficial owners of shares to the extent required by Rule 14a-13(a-b) under the Securities Exchange Act of 1934, as amended.

            Shares of common stock of the Fund (the "Shares") represented by properly executed proxies in the accompanying form received by the Board Directors prior to the Meeting Date will be voted at the Meeting on the Meeting Date. Shares not represented by properly executed proxies will not be voted. Where a Stockholder specifies in a proxy a choice with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. Where a Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Secretary of the Fund before the proxy is voted at the Meeting on the Meeting date: (ii) executing and delivering a later-dated proxy: or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

            The close of business on April 22, 1997 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. On such date, the Fund had outstanding approximately 3,187,000 shares, each of which entitles the holder thereof to one vote at the Meeting. Stockholders of record as of the record date will be entitled to vote at the Meeting or any adjournments thereof. A quorum, consisting of the holders of at least a majority of the issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Stockholder action to be taken.

            The mailing address of the principal executive offices of the Fund is 10172 Linn Station Road, Louisville, Kentucky 40223. This Proxy Statement and the related proxy card are being mailed to Stockholders on or about May 8, 1997.

            MATTERS TO BE CONSIDERED BY STOCKHOLDERS

            Election of Directors

            Five (5) members of the Board of Directors ("Directors") will be elected at the Meeting, each to serve until the next Annual Meeting of Stockholders or otherwise as provided in the By-Laws and until their respective successors are elected and qualified. Pursuant to the By-Laws, three (3) Directors (the "Independent Directors") must be unaffiliated with NTS Corporation, the sponsor of the Fund ("NTS" or the "Sponsor") and NTS Advisory Corporation (the "Advisor"), while the remaining Directors shall be affiliated with the Advisor (the "Affiliated Director"). Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for Director with respect to all proxies received by the Fund. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Independent Directors with respect to the Independent Directors and by the remaining Directors with respect to the Affiliated Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.

            The By-Laws provide that an Independent Director may not, directly or indirectly (including through a member of his immediate family), own any interest in, be employed by, have any present material business or professional relationship with, or serve as a director or trustee of, more than two other real estate investment trusts ("REITs") organized by the Advisor or its Affiliates. Additionally, an Independent Director may not perform other services for the Fund, except as a Director. The names of the nominees for Independent Director and certain information regarding them, including their principal occupation for the past five (5) years, are as follows:



Name: F. Everett Warren, J.D.
Age: 73                                      Principal Occupation(s)
Year First Elected A Director: 1988           During Past 5 Years

                                        Retired in 1985 from Citizens Fidelity
                                        Mortgage Company, Louisville, Kentucky,
                                        a division of  Citizens  Fidelity  Bank
                                        Corporation  and  Pittsburgh National
                                        Corporation.  From  1972 to  1985,  Mr.
                                        Warren  served  as  Chairman,President
                                        and Chief Executive Officer of Citizens
                                        Fidelity Mortgage Company.


Name: Robert M. Day
Age: 44                                      Principal Occupation(s)
Year First Elected A Director: 1988           During Past 5 Years

                                        Managing  Director  of Lambert  Smith
                                        Hampton  and its  predecessor companies,
                                        Atlanta,  Georgia, a commercial and
                                        industrial real estate brokerage firm,
                                        since 1985. Prior to such employment.
                                        Mr. Day spent two years as the Chief
                                        Executive Officer of the real estate
                                        syndication subsidiary of Financial
                                        Service Corporation in Atlanta.


Name: Gerald B. Thomas
Age: 58                                      Principal Occupation(s)
Year First Elected A Director: 1996           During Past 5 Years

                                        has 24 years experience in Commercial
                                        Real Estate lending.  Formerly a Senior
                                        Vice President with Mid-American Bank of
                                        Louisville, Mr. Thomas joined Citizens
                                        Bank of Kentucky in February 1996 as
                                        Vice President, with responsibility of
                                        developing real estate portfolios for
                                        four Kentucky affiliate banks of CNB
                                        Bancshares, Inc., Evansville,  Indiana.
                                        Mr. Thomas has attended Eastern Kentucky
                                        University, National School of Real
                                        Estate Finance (Ohio State University)
                                        and National Institute of Real Estate
                                        Appraisers (University  of Louisville).
                                        He is a board member of Big Brothers/
                                        Big Sisters, Louisville and Co-Chairman
                                        of the Programs, Planning and Evaluation
                                        Committee.

            The by-Laws provide that the two (2) Affiliated Directors shall be nominated by the Directors. The names of the nominees for Affiliated Director and certain information regarding them, including their principal occupation for the past five (5) years, is as follows:

Name: J.D. Nichols
Age: 55                                      Principal Occupation(s)
Year First Elected A Director: 1988           During Past 5 Years

                                        Chairman   of  the  Board  and  Chief
                                        Executive Officer of NTS Corporation,
                                        as  well as its various  Affiliates and
                                        predecessor companies, since 1972. NTS
                                        Corporation is a real estate development and construction company.

Name: Richard L. Good
Age: 57
Year First Elected A Director: 1996
                                        President and Chief Operating Officer of
                                        NTS Corporation from September  1990 to
                                        present and Chairman of NTS Securities, Inc. from September 1988 to present. Prior to September 1990, Mr.Good served as Executive Vice President of NTS Corporation from January 1985 to August 1990. He also held the position of President of NTS Securities, Inc. from January 1985 to August 1988.


            The Board of Directors meets at least quarterly to address the business of the Fund either in person or by telephone conference. The Board of Directors met four times, either in person or telephonically, in 1996. The Board established an Audit Committee in 1992. The Audit Committee is composed of the Independent Directors. The principal functions of the Audit Committee are to review the scope and results of the audit and review the Fund's accounting policies and procedures and system of internal controls.

            RECOMMENDATION OF THE BOARD: THE FOREGOING NOMINEES FOR DIRECTOR WILL BE PRESENTED FOR ELECTION BY THE STOCKHOLDERS AT THE ANNUAL MEETING OF STOCKHOLDERS AND THE BOARD OF DIRECTORS RECOMMENDS THAT THEY BE ELECTED.

            Assuming a quorum is present, the affirmative vote of a majority of the votes cast by Stockholders eligible to vote at the meeting and present in person or by proxy is required to elect each of the nominees listed above.

            APPROVAL OF AUDITOR
            Arthur Andersen LLP have been the Fund's auditors since its inception. A representative of the firm will be present at the Meeting to make a statement if he desires to do so and to respond to appropriate questions.

            RECOMMENDATION OF THE BOARD: THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE DESIGNATION OF ARTHUR ANDERSEN LLP, WHO ARE INDEPENDENT PUBLIC ACCOUNTANTS, AS AUDITORS FOR THE YEAR 1997.

            EXECUTIVE OFFICERS
            The following table sets forth information with respect to the executive officers of the Fund. Each officer is elected annually by the Board of Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Board of Directors.

Name: Richard L. Good
Office and Year First Elected: President, 1988
Principal Occupation(s) During Past 5 Years:

                                        President and Chief Operating Officer of
                                        NTS Corporation from September  1990 to
                                        present and Chairman of NTS Securities, Inc. from September 1988 to present. Prior to September 1990, Mr.Good served as Executive Vice President of NTS Corporation from January 1985 to August 1990. He also held the position of President of NTS Securities, Inc. from January 1985 to August 1988.

Name: John W. Hampton; 47
Office and Year First Elected: Secretary and Treasurer; 1994
Principal Occupation(s) During Past 5 Years:

                                        Senior Vice President of NTS Corporation with responsibility for all accounting operations. Before joining NTS in March 1991, Mr. Hampton was Vice President-Finance and Chief Financial Officer of Sturgeon-Thornton-Marrett Development
                                        Company in Louisvisville, Kentucy for
                                        nine years.



            COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            The  Independent  Directors are paid a fee of $1,000 per month,  and are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. Independent Directors received an aggregate of $34,000 in fees in 1996. Neither the Affiliated Directors nor the Executive Officers of the Fund received any compensation from the Fund in 1996 nor will they in 1997. However, the Affiliated Directors will be reimbursed by the Fund for their travel expenses incurred in connection with attending meetings of the Board of
Directors. The Affiliated Directors and Executive Officers are employees, officers, directors and/or beneficial owners of the Advisor and/or its Affiliates and are compensated by such entities, in part, for their services to the Fund.

            SHAREHOLDINGS BY DIRECTORS AND EXECUTIVE OFFICERS

            The Fund is not aware of any person who, directly or indirectly, owns beneficially more than five percent (5%) of the outstanding Shares.

            As of May 1, 1997, the Directors and Executive Officers of the Fund, individually and as a group, owned the number of Shares set forth below:

Name of Beneficial Owner: J.D. Nichols
Amount and Nature of Beneficial Ownership: 96,468 Shares (1)
Percent Of Class: 3%

Name of Beneficial Owner: All Directors and Executive Officers as a Group Amount and Nature of Beneficial Ownership: 96,468 Shares (1)
Percent of Class: 3%

(1) These Shares are owned of record by NTS Corporation or an Affiliate. NTS Corporation is wholly owned directly and through certain entities by Messrs. Nichols, Good, and Michael M. Fleishman, with respect to which Mr. Nichols holds voting and investment authority.

            CERTAIN TRANSACTIONS

            The Fund and the Advisor entered into an agreement (the "Advisory Agreement") dated as of March 31, 1989, pursuant to which the Advisor is responsible for recommending investments and supervising the day-to-day operations of the Fund. The Advisory Agreement had an initial term of one year and automatically renews for successive terms unless terminated by a majority of the Board of Directors or the Advisor. The Advisor is required, under the Advisory Agreement, to present to the Fund investment opportunities and to provide a continuing and suitable investment program for the Fund consistent with the investment objectives and policies of the Fund. This includes responsibility for the day-to-day management of the Fund. The Advisor must monitor the Fund's assets and income so that the Fund will comply with the requirements of the Internal Revenue Code of 1986, as amended, for the activities of a real estate investment trust ("REIT"). The Advisor will negotiate and otherwise conduct relations on behalf of the Fund with persons necessary to the operations of the Fund.

            For such services, the Fund pays the Advisor: (1) a Management Expense Allowance in an amount equal to 1% of the net assets of the Fund, per annum, less $100,000 per an agreement effective January 1995, payable monthly:
(2) a Real Estate Management Fee in connection with services rendered for the management of any residential or commercial real estate investment of the Fund, or properties acquired through foreclosure, plus certain reimbursed expenses, payable monthly; and (3) a Subordinated Advisory Fee for services rendered in connection with the liquidation of the Fund's investments, equal to 5% of the capital proceeds remaining after Stockholders have received: (a) capital proceeds in an amount equal to 100% of their original capital contributions; and
(b) total distributions from all sources in an amount equal to a 15% per annum, cumulative, non-compounded return on their adjusted contributions, to the extent not already received, beginning on the offering termination date. The Advisor earned a Management Expense Allowance of $544,776 in 1996 pursuant to the Advisory Agreement. No Real Estate Management Fees or Subordinated Advisory Fees were due or paid for 1996.

            The business plan of the Fund contemplated the making by the Fund of mortgage loans (the "Mortgage Loans") which are generally secured by first, and to a lesser extent, junior mortgages on real properties or by interests in other REIT-qualifying assets; in addition, the Fund may make direct investments in select real property. The Fund has made Mortgage Loans to borrowers (the "Borrowers") which are Affiliates of the Sponsor (the "Affiliated Borrowers"). Mortgage Loans are secured by a lien on the Borrowers' real property or by other REIT qualifying security approved by the Directors, including, without limitation, an interest in the Borrower, or by a similar security interest. The Fund's Annual Report (a copy of which has been delivered concurrently with this Proxy Statement) provides information regarding the Fund's investments in Mortgage Loans for the fiscal year ending December 31, 1996, which information is incorporated herein by reference.

            On February 12, 1997, the Fund entered into a letter of intent (the Letter of Intent) with NTS Corporation and its Affiliates, NTS Development Company, Fawn Lake, and Lake Forest regarding the Fund's loans to Fawn Lake and Lake Forest. The Letter of Intent provided for, among other things, a restructuring of the Fund's loans to Fawn Lake and Lake Forest. The Letter of Intent contemplates that ownership of the properties will be transferred to the Fund, which expects to continue the development to completion of such properties and ultimately, their orderly sale.

            The parties to the Letter of Intent agreed to consider a general restructuring of the relationship among the Fund, NTS Corporation and its various Affiliates. The Fund has not yet determined the method by which it will acquire control of the projects.

            Footnote  13  of  the  Fund's  Annual  Report  provides   additional
information regarding this transaction, which information is incorporated by reference.


            STOCKHOLDER PROPOSALS

            Stockholder proposals for the 1997 Annual Meeting of Stockholders will not be included in the Fund's Proxy Statement for that meeting unless received by the Fund at its executive office in Louisville, Kentucky, on or prior to December 31, 1997. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

OTHER MATTERS

            As of the date of this Proxy Statement, the above is the only business known to management to be acted upon at the Meeting. However, if other matters not known to management should properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.


By the order of the Board of Directors,

JOHN W. HAMPTON
Secretary and Treasurer


Louisville, Kentucky
May 1, 1997

            A COPY OF THE NTS MORTGAGE INCOME FUND 1996 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K ("REPORT") WILL BE SUPPLIED WITHOUT CHARGE. REQUESTS FOR THE REPORT SHOULD BE DIRECTED TO:

            NTS Mortgage Income Fund
            c/o NTS Corporation
            10172 Linn Station Road
            Louisville, Kentucky 40223

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE FUND THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

            The Fund's audited financial statements for the period ended December 31, 1996 as well as information regarding transactions between the Fund and NTS Corporation and its affiliates, included in the Fund's 1996 Annual
Report, a copy of which has been delivered concurrently with this Proxy Statement, is hereby incorporated herein by reference.

The undersigned hereby appoints J.D. Nichols, Richard L. Good and John W. Hampton, individually, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of NTS Mortgage Income Fund held of record by the undersigned on April 22, 1997, at the annual meeting of stockholders to be held on June 19, 1997 or an adjournment thereof.

1. ELECTION OF DIRECTORS

    FOR all nominees listed below (except as marked to the contrary below)

    WITHHOLD AUTHORITY  to vote for all nominees listed below

  INSTRUCTION:   To withhold authority to vote for any individual
  nominee  strike a line through the nominee's name in  the  list below.
    F.Everett    Warren             Robert M. Day
    Gerald  B. Thomas               J.D. Nichols       Richard L. Good

2.  APPROVAL OF DESIGNATION OF AUDITORS: Arthur Andersen LLP

   ____ For      ___ Against  ____Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I AND 2.




                                      PROXY
           This Proxy is Solicited on Behalf of the Board of Directors

NTS Mortgage Income Fund               PLEASE SIGN  EXACTLY AS YOUR
10172 Linn Station Road                NAME APPEARS TO THE LEFT.
Louisville, KY 40223
                                       When   shares  are  held  by  joint
                                       tenants, both should sign.
                                       When signing as attorney, executor,
                                       administrator, trustee or
PROXY NUMBER                           guardian, please give full title as
SHARES                                 such.  If a corporation, please
                                       sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Signature

                                       Signature  if  held jointly

                                       Date:________________________   1997

     PLEASE  MARK REVERSE, SIGN, DATE AND RETURN THE  PROXY  CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.